                                                                    EXHIBIT 10.6


               CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
             WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS
                                DENOTE OMISSIONS.


                    DEVELOPMENT, SUPPLY AND LICENSE AGREEMENT

         This DEVELOPMENT SUPPLY AND LICENSE AGREEMENT ("Agreement") is made as of the 17th day of June, 2002, by and between OASIS SEMICONDUCTOR INC., ("Oasis"), a Delaware corporation, having its principal offices at Waltham-Weston Corporate Center, 201 Jones Road, Waltham, MA 02451, and LEXMARK INTERNATIONAL, INC., a corporation of the State of Delaware, having an office for the transaction of business at 740 New Circle Road, Lexington, Kentucky 40550 (hereinafter referred to as "LII") and LEXMARK INTERNATIONAL TECHNOLOGY S.A., a Swiss corporation, maintaining its principal business at World Trade Center 11, 29 Route de Pre-Bois, Case Postale 508, CH-1215, Geneva, Switzerland (hereinafter referred to as "Lextech", with LII and Lextech collectively referred to hereinafter as "Customer".)

         WHEREAS, Oasis is in the business of developing and marketing Application Specific Integrated Circuits (ASICs) for the office automation market, and has developed image processor technology called DigiColor; and

         WHEREAS, Customer is in the business of developing and marketing printers, fax, multifunction and other machines and related technology and owns related technology; and

         WHEREAS, the parties desire to collaborate to accelerate the design, and development of a DigiColor2 chip and associated software integrating Oasis's technology and Customer's related technology and the parties desire to supply and purchase chips respectively;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the following terms shall have the respective meanings indicated:

         1.1 CONTROL. The term "Control" shall mean the possession of the ability to grant a license or sublicense as provided herein without violating the terms of any agreement or other arrangement with, or the rights of, any third party.

         1.2 INVENTION. The term "Invention" means any discovery, improvement or invention whether or not patentable, and all related know-how, designs, mask works, formulae, processes, manufacturing techniques, trade secrets, ideas, artwork, software or other copyrightable or patentable works.

         1.3 CUSTOMER'S PRODUCTS. The tern "Customer's Products" shall mean any printer, fax, multi-function, controller or other products developed and/or marketed by or for Customer (whether now in existence or developed in the future).

         1.4 CUSTOMER TECHNOLOGY. The term "Customer Technology" shall mean the Customer's related technology listed in EXHIBIT B ("Description of Related Technology") or any other Invention developed, owned or Controlled by Customer which Customer discloses to Oasis for use hereunder.

         1.5 OASIS TECHNOLOGY. The term "Oasis Technology" shall mean any Invention, which is developed, owned or Controlled by Oasis and becomes a part of the DigiColor2 Chip and/or its design.

         1.6 PROPRIETARY RIGHTS. The term "Proprietary Rights" shall mean all patents, patent applications, mask works, copyrights, trade secrets, and know how.

         1.7 PURCHASE ORDERS. The term "Purchase Orders" shall have the meaning assigned to it in Section 5.2.

         1.8 DIGICOLOR2 CHIP. The term "DigiColor2 Chip" shall mean a chip, including its associated firmware and software, manufactured based on the design described in EXHIBIT A ("DigiColor2 Chip Effort") hereto, or any revision thereof, with the characteristics and functionality as set forth in the Specifications.

         1.9 SPECIFICATIONS. The term "Specifications" shall mean the engineering, operational and/or functional descriptions, details and requirements for the DigiColor2 Chip as mutually designated and agreed by the parties and as set forth on EXHIBIT A ("DigiColor2 Chip Effort") hereto.

         1.10 OTHER DEFINITIONS; SCHEDULES. Certain other words and phrases are defined or described elsewhere in this Agreement and/or the Exhibits and Schedules hereto. Wherever used in this Agreement (a) the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation" and (b) the word "day" means a calendar day unless otherwise specified. Unless the context otherwise requires, words in the singular include the plural and vice versa. All Schedules hereto are hereby incorporated herein and made a part hereof.

2.       DEVELOPMENT

         2.1 DEVELOPMENT EFFORT.

             (a) OASIS' DEVELOPMENT EFFORT. Subject to the terms of this Agreement, Oasis will, promptly [**] develop the DigiColor2 Chip according to the Specifications as set forth in EXHIBIT A ("DigiColor2 Chip Effort"), by the completion dates set forth therein or in Section 2.3. Oasis agrees to exercise the highest degree of professionalism, and to utilize its expertise and creative talents in completing such Development Effort. In completing the Development Effort, Oasis agrees to provide its own equipment, tools and other materials at its own expense. Oasis shall perform the services necessary to complete the Development Effort in a timely and professional manner consistent with industry standards, and at a location, place and time which Oasis deems appropriate.

             (b) CUSTOMER'S DEVELOPMENT EFFORT. Subject to the terms of this Agreement, Customer will, promptly designate and commit engineering resources and Technology as reasonably requested by Oasis to assist in the development of the DigiColor2 Chip as set forth in EXHIBIT A ("DigiColor2 Chip Effort").

         2.2 DELIVERY AND ACCEPTANCE OF DIGICOLOR2 CHIP

             (a) DELIVERY. Not later than the date(s) specified in Section 2.3, Oasis shall deliver each item or element associated with each delivery milestone to Customer's principal place of business so that Customer may determine if such deliverables comply with the Specifications (the "Acceptance Criteria").

             (b) ACCEPTANCE. Customer shall have a period of [**] from the date Oasis completes delivery of the final deliverable milestone (the "Acceptance Period") as set forth in Section 2.3 to determine if the DigiColor2 Chip conforms to the Specifications. If Customer determines that the DigiColor2 Chip does not conform to such Specifications, Customer shall notify Oasis in writing, setting forth the discovered non-conformities, and with respect to software non-conformities, Oasis shall have [**] from receipt of such notice to correct the listed items, and with respect to chip non-conformities, Oasis shall have [**] from receipt of such notice to correct the listed items (each period, being referred to as a "Correction Period") and redeliver the corrected items. The DigiColor2 Chip shall be deemed accepted upon Oasis' receipt of Customer's written notice stating that such final design conforms to the Specifications, or upon the expiration of the Acceptance Period without receipt of a notice of non-conformities from Customer. If Oasis fails to make the necessary changes to correct any listed non-conformity within the applicable Correction Period or fails to deliver any portion of the listed deliverables within the times and dates specified in the development schedule set forth in Section 2.3, then at Customer's option, (i) the Correction Period or development schedule, as applicable, may be extended as may be agreed by the parties or (ii) Customer may terminate this Agreement in accordance with the provisions in Section 13.2(a) ("Termination for Cause").

         2.3 DEVELOPMENT NRE. Customer will pay Oasis a total of $[**][**] development of the DigiColor2 Hardware. In addition, Customer will pay Oasis a total of $[**]development of the DigiColor2 firmware. The NRE payment schedule and target delivery dates are as follows:


MILESTONE                                   NRE            DATE
---------                                   ---            ----
[**]                                        $[**]          [**]
[**]                                        $[**]          [**]
[**]                                                       [**]
[**]                                                       [**]
[**]                                        $[**]          [**]
[**]                                                       [**]
[**]                                        $[**]          [**]
[**]                                        $[**]          [**]

3.       RELATION OF THE PARTIES.

         3.1 INDEPENDENT CONTRACTOR. Customer and Oasis are and at all times shall be and remain independent contractors as to each other, and at no time shall either be deemed to be the agent of the other, and no joint venture, partnership, agency or other relationship shall be created or implied as a result of this Agreement. Except as expressly set forth in this Agreement, each party shall bear full and sole responsibility for its own expenses, liabilities, and costs of operation, and each party will be solely responsible for payment of all compensation owed to its staff assigned to perform work under this Agreement including payment, if any, of employment related taxes and Workers' Compensation Insurance.

         3.2 FREEDOM TO COMPETE. Nothing in this Agreement shall preclude either party from independently performing research and development or marketing its products, provided that such party complies with the terms of this Agreement. Each party shall have the freedom to work independently with third parties in the same field with no obligation to provide the by-product or results of such development to the other party if not covered by the terms of this Agreement.

         3.3 EMPLOYEES AND INDEPENDENT CONTRACTORS. Each party agrees that each and every individual participating in the development effort contemplated by this Agreement shall either be an employee or an independent contractor acting under a valid and enforceable agreement pursuant to which such employee or contractor is obligated to protect the confidential and proprietary information of third parties and has assigned, or will assign, all Proprietary Rights and Inventions developed during the term of such employment to such party.

4.       PROPRIETARY RIGHTS AND LICENSES

         4.1 RIGHTS IN CUSTOMER TECHNOLOGY.

             (a) IDENTIFICATION OF CUSTOMER TECHNOLOGY. A list of the Customer Technology which Customer intends Oasis to use in the performance of the Development Effort pursuant to this Agreement is set forth in EXHIBIT B ("Description of Customer Technology") as may be updated from time to time by Customer. In the event that Oasis subsequently elects to use Customer Technology which is not listed in such Exhibit during the term of this Agreement, Oasis shall give notice to Customer, and if Customer agrees to such use, EXHIBIT B ("Description of Customer Technology") will be amended to include such additional Customer Technology.

             (b) LICENSE OF CUSTOMER TECHNOLOGY. Subject to Oasis' compliance with the terms and conditions of this Agreement, Customer hereby grants to Oasis a non-exclusive, worldwide, fully paid, royalty-free license to use [**] the Development Effort described herein. Customer further grants to Oasis a non-exclusive, worldwide, fully paid, royalty-free license in the Customer Technology only to make (or have made), sell (or have sold), solely as included in the DigiColor2 Chip, provided that Oasis includes all proprietary rights and notices (including but not limited to notice of patents, copyrights, and mask works and restricted rights notices) on and in such Customer Technology as reasonably requested by Customer.

         4.2 LICENSE OF THE DIGICOLOR2 CHIP. Oasis hereby grants to Customer a non exclusive, worldwide, fully paid, royalty-free, perpetual and irrevocable license [**] pursuant to this Agreement, [**] and to market, distribute and resell the DigiColor2 Chips bundled, or for use with Customers' Products on a worldwide basis, including through Value Added Reseller ("VAR") and Original Equipment Manufacturer ("OEM") arrangements.

         4.3 CONVEYANCE OF LICENSE ONLY. Customer shall retain all ownership and title in the Customer Technology and Oasis shall retain all ownership and title in the Oasis Technology. Except as stated herein, this Agreement does not grant either party any rights to patents, mask works, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered), or any other rights, franchises or license in respect to the other party's Inventions included in the DigiColor2 Chip. Nothing in this Agreement is intended to create ownership by Customer in the intellectual property rights of Oasis, nor of Oasis in the intellectual property rights of Customer.

         4.4 REPRESENTATIONS AND WARRANTIES. [**] makes the following representations and warranties with respect to its Inventions included in the DigiColor2 Chip (provided, however, that these representations and warranties do not extend to the Inventions to the extent they may be modified by the other party without the express written consent of the inventing party):

             (i) OWNERSHIP. [**] owns or Controls, free and clear of all liens, charges, claims and restrictions, its own such Inventions.

             (ii) INFRINGEMENT. [**] has received notice that it is infringing upon or otherwise acting adversely to the right or claimed right of any third party under or with respect to its own Inventions. [**] is aware of any potential claims that third parties may have against it with respect to its own intellectual property.

             (iii) THIRD PARTY GRANTS. [**] has previously granted any rights to any third party which conflict with, or in any other way encumber its right to use or grant the licenses to the other party hereunder, with respect to its own Inventions.

         4.5 ESCROW PROVISION. Oasis shall deposit the source code of the DigiColor2 Chip firmware (the "Source Code") in an escrow account with DSI Technology Escrow Services ("DSI") within 30 days of the effective date of this Agreement, pursuant to a Master Preferred Escrow Agreement in substantially the form of EXHIBIT C to this Agreement, for an annual fee of the greater of $5000 or the actual amount charged by DSI for the escrow (allocated among beneficiaries if more than one), for so long as such escrow account shall remain in effect (pro rated for any final partial year), but no longer than the term of this Agreement. Notwithstanding any language to the contrary contained in the Escrow Agreement among Oasis, Customer and DSI, only the below listed Triggering Events shall entitle Customer to a copy of the Source Code: Oasis becomes unable to pay its debts as such debts become due and payable for a period in excess of ninety (90) days, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or if any proceeding shall be brought by or against Oasis and not dismissed within 90 days, seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, protection or relief under any law relating to bankruptcy, insolvency, reorganization, relief of debtors, or seeking the appointment of a receiver or trustee under any federal or state law.

Upon the occurrence of a Triggering Event, Customer shall have a non-exclusive, non-transferable, non-assignable, perpetual, royalty-free, worldwide license to use and modify the Source Code for the sole purposes of support or enhancement of Customer products that use the Oasis DigiColor family of chips. Oasis agrees to update such deposit of Source Code whenever it makes a new update of the Source Code and makes the associated compiled firmware available to Lexmark as a general firmware release, but not more frequently than every month. This section
4.5 shall survive termination of this Agreement.

5.       PURCHASES; SALES

         5.1 PURCHASES. Subject to the provisions of this Agreement, Oasis agrees to sell and deliver to Customer the DigiColor2 Chips. Oasis agrees to use its commercial best efforts to satisfy Customer's production volume requirements, referenced in Section 8.1 (Purchasing Forecast) for the DigiColor2 Chips.

         5.2 PURCHASE ORDERS. Customer shall place written orders ("Purchase Orders") for units of DigiColor2 Chips in accordance with the terms and conditions of this Agreement. Without limitation to the obligation of Oasis to sell to Customer hereunder, orders will be effective upon acceptance thereof by delivery of Oasis' order acknowledgement, such acceptance not to be unreasonably withheld. The Oasis Order Acknowledgement will assign re-scheduled delivery dates for all quantities that can not be met by Oasis from the customer's requested delivery dates. Each Purchase Order shall be deemed to incorporate the terms and conditions of this Agreement. All Purchase Orders shall be governed exclusively by the terms and conditions of this Agreement, and any terms or provisions on Customer's Purchase Order forms, or on any of Oasis' acknowledgments thereof that are inconsistent with those contained in this Agreement shall have no force or effect whatsoever as between the parties hereto. Neither Oasis' commencement of performance nor delivery shall be deemed or construed as acceptance of Customer's additional or different terms and conditions; and Customer's acceptance of delivery shall not be deemed or construed as acceptance of Oasis' additional or different terms and conditions. Purchase Orders may be sent by facsimile transmission or other electronic media approved by Customer and Oasis and shall specify: (a) that the Purchase Order is being placed under this Agreement, (b) Customer's Purchase Order number, (c) product number and description, (d) ordered quantities, (e) purchase price; (f) tax status, including exemption certificate number, if applicable, (g) customer requested delivery dates, (h) preferred shipping method, if any, and (i) "bill to" and "ship to" addresses.

         5.3 LEAD TIMES. Scheduled delivery dates in Customer's Purchase Orders for DigiColor2 Chips purchased hereunder shall be no sooner than [**] after the date of issuance of a Purchase Order therefor; provided, however, that Oasis shall [**] meet shorter lead times (earlier delivery dates) if requested in writing by Customer.

         5.4 CANCELLATION; RESCHEDULING. Customer may cancel or reschedule all or a portion of the DigiColor2 Chips to be purchased under any Purchase Order at no charge (and with no penalty) by giving notice of such cancellation or rescheduling to Oasis in accordance with the following schedules:


       Interval Between Notice Date        Percentage of Purchase Order Quantity
       and Scheduled Shipment Date         that May be Cancelled or Rescheduled
       ---------------------------         ------------------------------------
                 [**] days                                 [**]%
                 [**] days                                 [**]%
                 [**] days                                 [**]%

         5.5 OEM PURCHASE AND SALES. To support Customer's OEM customers who order DigiColor2 Chips directly from Oasis, Oasis shall issue non-cancelable POs to Customer for the purchase of DigiColor2 Chips at $[**] each and in quantities appropriate to fulfill orders from Customer's OEM customers; provided, however, that if Customer fails to issue its PO as described in the following sentence, Oasis' PO shall be deemed automatically canceled. Within 15 days of Lexmark's receipt of such PO from Oasis, Customer will issue a PO to Oasis for the purchase of DigiColor2 Chips at $[**] each in quantities sufficient to at least satisfy the corresponding Oasis PO. In no event, however, shall Customer be held financially liable for such OEM orders.

         5.6 [**]PURCHASE AND SALES. Customer may [**] working to produce Customer's branded products or Customer's branded product re-labeled for OEM sales, that may purchase DigiColor2 Chips under the same conditions (Sections 4, 5, 6 and 7) as Customer. Such [**] conditions with Oasis. In either case, all purchases intended for Customer's branded products or Customer's branded product re-labeled for OEM sales shall be combined for the purposes of determining volume discounts (section 7.1) regardless of the actual purchasers. In no event, however, shall Customer be held financially liable for such purchases.

6.       DELIVERY

         6.1 DELIVERY TERMS. Oasis shall pack the DigiColor2 Chips for shipment and shall externally label each package to indicate the description and quantity contained therein. Risk of loss of the DigiColor2 Chips shall pass from Oasis to Customer upon delivery of the DigiColor2 Chips to the FOB point, which shall be FOB Boston, MA, U.S.A. (FOB meaning FOB according to "IncoTerms" as last published by the International Chamber of Commerce). Oasis will ship in accordance with Customer's shipping instructions. In the absence of specific instructions, Oasis reserves the right to ship by the commercially appropriate methods. Customer shall be responsible for all freight, handling, insurance and other transportation charges from the FOB point. Without prejudice, Oasis waives in favor of Customer its rights to claims for any damage to the DigiColor2 Chips shipped; Customer shall make all claims for any damage directly to the freight or insurance carrier.

         6.2 DELIVERY DELAYS. Oasis shall [**] deliver DigiColor2 Chips to Customer on or prior to the Oasis scheduled delivery date specified on Oasis' Order Acknowledgments. In the event that Oasis is unable to deliver any DigiColor2 Chips within [**] after the Oasis scheduled delivery date, without limitation to any other rights or remedy Customer may have under law or this Agreement, Customer shall have the right to cancel that portion of the Purchase Order relating to the delayed DigiColor2 Chips at no charge (and with no penalty) upon written notice to Oasis. In the event that Customer does not exercise its cancellation rights with respect to any DigiColor2 Chips pursuant to this Section 6.2, Oasis shall deliver such to Customer and Customer shall be obligated to purchase such products on the terms specified in this Agreement.

         6.3 ACCEPTANCE BY CUSTOMER. Customer shall have [**] following receipt of the DigiColor2 Chips in which to notify Oasis of any discrepancies as to number, type and condition of DigiColor2 Chips with respect thereto. Oasis will promptly correct such discrepancies after being so notified.

7.       PRICE; PAYMENT

         7.1 PRICES. Customer may purchase DigiColor2 Chips in quantities of [**] units or greater at the following prices:


         Price Per Chip (for Order       Aggregate Number of Chips Purchased
         of [**] or more)                Since Effective Date of this Agreement
         ----------------                --------------------------------------
         $[**]                           [**] units.
         $[**]                           [**] units.
         $[**]                           [**] and above units.

Customer may purchase DigiColor2 Chips in quantities of less than [**] units per order at a price of $[**] per Chip. All prices are in United States Dollars.

         7.2 TAXES. All United States federal and state taxes based upon Customer's use, sale, license or possession of the DigiColor2 Chips, other than income or franchise taxes payable by Oasis, will be borne and paid by Customer. Oasis agrees to furnish any documents to taxing authorities if requested to do so by Customer.

         7.3 PAYMENT. Customer shall pay Oasis for all DigiColor2 Chips purchased hereunder within [**] End-of-Month of receipt of the shipment of such DigiColor2 Chips by Customer. All payments due hereunder shall be made by Customer in United States Dollars in the form, at the option of Customer, of cash, check, wire transfer or such other means as may be agreed upon between the parties. Past due balances shall be subject to an interest charge of one and one-half percent per month computed from the payment due date, or the maximum rate legally permitted, whichever is less. [**] purchasing under the terms of this agreement will need to meet reasonable and commercially customary credit approvals from Oasis.

         7.4 CUSTOMER TO DETERMINE ITS OWN RESALE PRICES. Customer shall at all times be free to determine its own prices for its sale and license of the Customer's Products.

8.       FORECASTS; ORDER SIZE

         8.1 PURCHASING FORECASTS. Customer shall provide Oasis with non-binding [**] rolling forecasts of Customer's purchases of DigiColor2 Chips [**] in advance of such [**] period updated on a monthly basis. Customer shall include in such forecasts any purchases by Customer's VAR and OEM customers that are purchasing DigiColor2 Chips from Customer.

9.       WARRANTY

         9.1 WARRANTY. Oasis warrants to Customer that all DigiColor2 Chips sold pursuant to this Agreement shall substantially conform to the Specifications, shall function in accordance therewith and shall be free from defects in materials and workmanship for a period of [**] following delivery thereof to Customer. Oasis further warrants that, to its knowledge, the DigiColor2 chips, and all of the components and parts thereof, do not infringe any patent right, trademark right, copyright, mask work right, trade secret or other intellectual property right of any third party.

         9.2 EPIDEMIC WARRANTY. In addition to the provisions of Section 9.1, Oasis warrants for the benefit of Customer, and covenants, that Oasis will replace (pursuant to the terms of Section 9.3), at Oasis' expense, Defective DigiColor2 Chips (as defined below) for a period of [**] following delivery thereof to Customer. "Defective DigiColor2 Chips" shall be defined as limited to DigiColor2 Chips that fail to substantially conform to the Specifications, or function properly or in accordance therewith, provided that such failure, or any combination of such failures, occurs in more than 0.2 percent (0.2%) of such DigiColor2 Chips in any lot or batch delivered to Customer.

         9.3 REMEDY. Subject to the limitations set forth in this Section 9, upon discovery of any defect in material or workmanship or failure of any DigiColor2 Chips to substantially conform to the Specifications, or function in accordance therewith, pursuant to this Section 9, Customer shall promptly contact Oasis, and Oasis shall promptly repair or replace such DigiColor2 Chips at Oasis' expense or credit Customer's account with an amount equal to the price paid for such DigiColor2 Chips. Oasis shall be responsible for all freight and insurance charges associated with any such replacement. If Oasis' inspection discloses that the returned DigiColor2 Chips are not defective within the terms of the warranty provided by this Section 9, then Customer shall pay such freight and insurance charges associated with such replacement. Oasis shall not be liable under any warranty set forth in this Section 9 with respect to any DigiColor2 Chips that fail to substantially conform to the Specifications or function properly or in accordance therewith if, and to the extent, such failure would have been avoided but for misuse, neglect, alteration, repair, improper installation or improper testing of the DigiColor2 Chips by Customer or Customer's subcontractors, manufacturing partners or other parties who purchase the DigiColor2 Chips directly from Oasis pursuant to Section 5.6. Oasis shall not be liable hereunder for any labor or other costs incurred by Customer related to the removal of any DigiColor2 Chip permanently affixed to any printed circuit board.

         9.4 DISCLAIMER OF OTHER WARRANTIES. THE WARRANTY SET FORTH IN THIS
SECTION 9 AND IN SECTION 4 ARE THE ONLY WARRANTIES, EXPRESS OR IMPLIED, THAT EITHER PARTY MAKES WITH RESPECT TO THE DIGICOLOR2 CHIPS OR ITS INVENTIONS. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 9 AND SECTION 4, ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY THE PARTIES OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OF UNINTERRUPTED USE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. [**] acknowledges that [**] are responsible for product testing and quality assurance, and accordingly, (i) that [**] does not warrant that any of [**] products meet any particular product specifications or functionality, and (ii) that [**] is responsible for ensuring that the [**] deliverables under this Agreement meet [**] expectations before beginning production.

         9.5 LIMITATION OF LIABILITY. The maximum aggregate liability of Oasis [**] under this Agreement (other than those arising under Section 12 hereof) or otherwise shall be [**]% of the amounts paid by Customer and Customer's OEM customers to Oasis under this Agreement [**].

10.      SUPPORT

         10.1 INTEGRATION SUPPORT PROVIDED BY OASIS. Oasis shall provide reasonable assistance to Customer in support of Customer's efforts and to expedite Customer's use of the DigiColor2 Chips in Customer's Products.

         10.2 ENHANCEMENTS. Notwithstanding anything to the contrary contained elsewhere in this Agreement, the definition of DigiColor2 Chip shall include any and all improvements, bug fixes, patches, corrections, updates, modifications, additions and new releases of the DigiColor2 Chip which Oasis develops or makes available to its other licensees (any and all of the foregoing, the "Enhancements") prior to the expiration of this Agreement.

11.      CONFIDENTIALITY

Confidentiality will be in accordance with Customer's Confidential Exchange Agreement No. 1453 jointly signed by Oasis and Customer, and such agreement is incorporated herein by reference.

12.      INDEMNITY

         12.1 INDEMNITY. Oasis agrees, at Oasis' sole expense, to indemnify, defend and hold Customer harmless from and against any claim, suit or proceeding alleging that any of the DigiColor2 Chips, or any components or parts thereof, other than the Customer Technology incorporated therein, infringes any patent right, trademark right, copyright, mask work right, trade secret or other intellectual property right of any third party, provided that Customer (a) gives Oasis prompt notice of any such claim, suit or proceeding, (b) permits Oasis, through counsel of its choice, to answer the charge of infringement and defend or settle such claim, suit or proceeding and (c) provides Oasis with reasonable cooperation and assistance as Oasis may request in the defense of such claim, suit or proceeding.

         12.2 LIMITATION. Oasis shall have no liability under this Section 12 for any claim of infringement if, and to the extent, such infringement arises out of (a) any modification to the DigiColor2 Chips by Customer, if such infringement would have been avoided by the use of the DigiColor2 Chips without such modification or (b) any combination of the DigiColor2 Chips with hardware or software not supplied by Oasis, unless (i) such infringement would have been avoided by substituting for the DigiColor2 Chips another commercially available product capable of performing substantially the same function as the DigiColor2 Chips, or (ii) Oasis's delivery to Customer of such DigiColor2 Chips constitutes contributory infringement; or (c) any intellectual property supplied by Customer.

         12.3 REMEDIATION. In the event that any of the DigiColor2 Chips, or any components or parts thereof, is found by a proper court to be infringing of any intellectual property rights of any third party, without limitation to its obligations under Section 12.1, Oasis may, at its option and expense, within thirty (30) days: (a) procure for Customer and its customers the right to use such DigiColor2 Chips (with any royalties or other payments required to obtain such rights to be born by Oasis) or (b) replace or modify such DigiColor2 Chips so as to be non infringing (provided that such replacement or modified DigiColor2 Chips are functionally and commercially equivalent). In the event that a product feature required by Customer is found to be infringing on a Blocking Patent (a patent that prevents the feature regardless of the detailed implementation) then Oasis and Customer will work together to eliminate the infringing feature.

         12.4 EXCLUSIVE REMEDY. This Section 12 sets forth the sole obligations of Oasis and the exclusive remedies of Customer under this Agreement for any alleged infringement by the DigiColor2 Chips of the intellectual property rights of any third party.

13.      TERM; TERMINATION

         13.1 TERM; RENEWAL. The term of this Agreement shall commence upon the date first written above and shall continue, unless terminated in accordance with the terms hereof, for a period of five (5) years, after which this Agreement shall be renewable by written agreement of the parties. Except as expressly set forth, this Agreement may not be terminated by either party hereto except in accordance with this Section 13 and Section 2.2 above.

         13.2 TERMINATION FOR CAUSE.

              (a) Either party hereto may terminate this Agreement for any material breach of this Agreement by the other party hereto upon 30 days written notice to the breaching party. Such notice shall identify with particularity the alleged breach. If the breaching party shall not cure the breach within such 30-day period, this Agreement shall automatically terminate.

              (b) Either party hereto may terminate this Agreement upon written notice to the other party hereto in the event a petition for relief under any bankruptcy law or legislation is filed by or against such other party, or such other party makes an assignment for the benefit of creditors or a receiver is appointed for all or a substantial portion of such other party's assets, and such petition, assignment or appointment is not dismissed or vacated within thirty (30) days.

              (c) In the event of extraordinary circumstances, Customer may terminate this agreement. Limited to the amounts listed in Section 2.3, Oasis shall keep NRE received to date and may bill Customer for time and materials over and above NRE received to date.

         13.3 RIGHTS UPON TERMINATION OR EXPIRATION. Notwithstanding any termination or expiration of this Agreement for any reason whatsoever, Customer shall have the continuing right to purchase units of the DigiColor2 Chips, and, so long as Customer pays the fees set forth in this Agreement, Customer shall have the continuing right to sublicense such rights to its third party manufacturers. The terms and conditions of this Agreement shall apply to such manufacture, marketing and distribution as though this Agreement were still in force. Upon expiration of this Agreement or in the event this Agreement is terminated by Customer for any breach by Oasis, Oasis shall fulfill all Purchase Orders received by Oasis from Customer prior to such expiration or termination and Customer shall pay for all DigiColor2 Chips delivered thereunder, notwithstanding such expiration or termination. The terms and conditions of this Agreement shall apply to such Purchase Orders and the DigiColor2 Chips purchased thereby as though this Agreement were still in force.

         13.4 SURVIVAL. Sections 4, 9, 10, 11, 12 and the relevant provisions of
Section 15 shall survive the expiration or any termination of this Agreement for any reason whatsoever.

14.      NOTICES

         All notices required hereunder shall be in writing and shall be given by personal delivery, by recognized overnight courier service, by confirmed facsimile or by mail (certified or registered, postage prepaid, return receipt requested) to the parties at their respective addresses as set forth below, or to any party hereto at such other addresses as shall be specified in writing by such party to the other parties in accordance with the terms and conditions of this Section 14. All notices shall be deemed effective upon personal delivery or sending of confirmed facsimile, or five (5) days following deposit in the mail in accordance with this Section 14, or one (1) business day following deposit with any recognized overnight courier service in accordance with this Section 14.

For notice to Oasis:

         John Koger
         Oasis Semiconductor, Inc.
         Waltham-Weston Corporate Center
         201 Jones Road
         Waltham, MA 02451

         Email:  koger@oasissemi.com
                 -------------------
         Phone: 781-647-8772
         Fax number: 781-894-4179

For notice to Customer:

         John Wright
         Lexmark International, Inc.
         740 New Circle Road NW
         Lexington, KY 40550

         Email:  wrightj@lexmark.com
                 -------------------
         Phone: 859-232-4436
         Fax number: 859-232-7241

15.      MISCELLANEOUS

         15.1 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the parties hereto and supersedes any and all prior or contemporaneous representations, understandings and agreements between the parties with respect to the subject matter hereof.

         15.2 AMENDMENTS. All amendments or modifications of this Agreement shall be binding upon the parties despite any lack of consideration so long as the same shall be in writing and executed by both parties hereto.

         15.3 ASSIGNMENT; SUCCESSORS. [**] may assign this Agreement [**]; provided, however, that [**], assign this Agreement and its rights and obligations hereunder to any successor in interest to it in connection with any sale or transfer of all or substantially all of its assets or upon any merger, consolidation or dissolution. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective legal successors and permitted assigns.

         15.4 WAIVER. No waiver of any provision of this Agreement shall be effective, except pursuant to a written instrument signed by the party or parties hereto waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

         15.5 SEVERABILITY OF PROVISIONS. In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

         15.6 CHOICE OF LAW. This Agreement shall be governed by the laws of the State of Delaware, irrespective of its choice of law rules.

         15.7 HEADINGS. The headings and titles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

         15.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         15.9 FOREIGN RESHIPMENT LIABILITY. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF ANY INVENTION, DIGICOLOR2 CHIPS INCORPORATING SUCH INVENTION OR OF INFORMATION ABOUT ANY INVENTION OR SUCH DIGICOLOR2 CHIPS THAT MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY INVENTION, DIGICOLOR2 CHIPS INCORPORATING SUCH INVENTION OR OF INFORMATION PERTAINING THERETO TO ANY COUNTRY FOR WHICH SUCH GOVERNMENT TO ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

         15.10 FORCE MAJEURE. Neither party shall be responsible or liable to the other party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts of God, acts of governments, wars, riots, or other causes beyond the reasonable control of the non-performing or delayed party, provided, however, that nonperformance or delay in excess of one hundred eighty (180) days shall constitute cause for termination of this Agreement by the party not failing to perform pursuant to Section 13.2 above.

         15.11 NO CONSEQUENTIAL DAMAGES. [**], IN NO EVENT SHALL EITHER OASIS OR CUSTOMER BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY OR ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF GOOD WILL, PROFITS, INVESTMENTS, USE OF MONEY OR USE OF DIGICOLOR2 CHIPS, INTERRUPTION IN USE, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS, OR LABOR CLAIMS), ARISING OUT OF BREACH OF EXPRESSED OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

LEXMARK INTERNATIONAL, INC.                      OASIS SEMICONDUCTOR INC.


By: /s/ John Wright                              By: /s/ John J. Koger
    ----------------------------                     --------------------------

Name:  John Wright                               Name:  John J. Koger

Title: Supply Base Manager                      Title:  President

Date:  5/29/02                                   Date:  6/07/02


LEXMARK INTERNATIONAL TECHNOLOGY, S.A.


By: /s/ L. Giannicam
    ----------------------------

Name:  L. Giannican

Title: Managing Director

Date:  6/17/02

                                    EXHIBIT A
                             DIGICOLOR2 CHIP EFFORT

DIGICOLOR2 TASK LIST:


-------------------------------------------------------------------------------

[**]
DIGICOLOR 2 DESCRIPTION:

[insert DigiColor2_description.pdf dated 6/4/01 here]

DEVELOPMENT SCHEDULE:

TASK                                              DATE
----                                              ----
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]
[**]                                              [**]

                                    EXHIBIT B
                       DESCRIPTION OF CUSTOMER TECHNOLOGY

SIX MONTH EXCLUSIVE TECHNOLOGY

Six Month Exclusive Technology is Customer Technology provided to Oasis for inclusion in the DigiColor2 ASIC that is exclusive for Customer's use for six month after DigiColor2's start of production.

o        None

OTHER TECHNOLOGY

Other Technology is Customer Technology provided to Oasis for inclusion in the DigiColor2 ASIC.

o Technology disclosed in descriptions, specs, code, and hardware regarding Customer print heads and other mechanisms, including:

                                      [**]

                                    EXHIBIT C
                        MASTER PREFERRED ESCROW AGREEMENT

                         Master Number _________________

This agreement "Agreement" is effective _______________, 20__ among DSI Technology Escrow Services, Inc. ("DSI"), ______________________________________
("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("Parties").

A. Depositor and Preferred Beneficiary have entered into a Development, Supply and License Agreement dated as of ______________, 2002 regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1--DEPOSITS

1.1 OBLIGATION TO MAKE DEPOSIT. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, and Exhibit D naming the Deposit Account, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 IDENTIFICATION OF TANGIBLE MEDIA. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3 ESCROW ACCOUNT NAME IDENTIFICATION. Subject to this Article 1, and at the time Depositor makes the initial deposit with DSI in accordance with Section 1.2 above, Depositor shall complete and sign Exhibit D naming the initial account upon which the Deposit Materials are written or stored. Any new deposits referencing new account names made subsequent to the signing of this Agreement, intended by the Depositor to be held in a separate account and maintained separately from the initial account, but made a part of this Agreement, shall be provided for by the Depositor on Exhibit E, and Exhibit E shall be signed by the Depositor and DSI.

1.4 DEPOSIT INSPECTION. When DSI receives the Deposit Materials and Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.5 ACCEPTANCE OF DEPOSIT. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will (a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.6      DEPOSITOR'S REPRESENTATIONS.  Depositor represents as follows:

         a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

         b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

         c. The Deposit Materials are not subject to any lien or other encumbrance;

         d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

         e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.7 VERIFICATION. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.8 DEPOSIT UPDATES. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within 60 days of each release of a new version of the product which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.9 REMOVAL OF DEPOSIT MATERIALS. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2--CONFIDENTIALITY AND RECORD KEEPING

2.1 CONFIDENTIALITY. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the contents of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; PROVIDED HOWEVER, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal. (See Section 7.5 below for notices of requested orders.)

2.2 STATUS REPORTS. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 AUDIT RIGHTS. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3--GRANT OF RIGHTS TO DSI

3.1 TITLE TO MEDIA. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 RIGHT TO MAKE COPIES. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 RIGHT TO TRANSFER UPON RELEASE. Depositor hereby grants to DSI the right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4--RELEASE OF DEPOSIT

4.1 RELEASE CONDITIONS. As used in this Agreement, "Release Condition" shall mean the following:

         a. Depositor becomes unable to pay its debts as such debts become due and payable for a period in excess of ninety (90) days; or

         b. Depositor shall admit in writing its inability to pay its debts generally; or

         c. Depositor shall make a general assignment for the benefit of creditors; or

         d. If any proceeding shall be brought by or against Depositor and not dismissed within 90 days, seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, protection or relief under any law relating to bankruptcy, insolvency, reorganization, relief of debtors, or seeking the appointment of a receiver or trustee under any federal or state law.

4.2 FILING FOR RELEASE. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3 CONTRARY INSTRUCTIONS. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have fifteen business days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Section 7.3. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.3; or (c) order of a court.

4.4 RELEASE OF DEPOSIT. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5 RIGHT TO USE FOLLOWING RELEASE. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5--TERM AND TERMINATION

5.1 TERM OF AGREEMENT. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) Preferred Beneficiary instructs DSI in writing that the Agreement is terminated as it relates to Preferred Beneficiary; or (c) DSI instructs Depositor and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 TERMINATION FOR NONPAYMENT. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 TERMINATION BY RESIGNATION. DSI reserves the right to terminate this Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 60-days' written notice of its intent to terminate this Agreement. Within the 60-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with Section 5.4.

5.4 DISPOSITION OF DEPOSIT MATERIALS UPON TERMINATION. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.5 SURVIVAL OF TERMS FOLLOWING TERMINATION. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

         a.       Depositor's Representations (Section 1.5);

         b. The obligations of confidentiality with respect to the Deposit Materials;

         c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

         d.       The obligation to pay DSI any fees and expenses due;

         e.       The provisions of Article 7; and

         f. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 6--DSI'S FEES

6.1 FEE SCHEDULE. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 60 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 PAYMENT TERMS. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with
         Section 5.2.

ARTICLE 7--LIABILITY AND DISPUTES

7.1 RIGHT TO RELY ON INSTRUCTIONS. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI shall follow only written notices, requests, or instructions given by an employee or representative who is named and whose signature appears on Exhibit C or the Acceptance Form, as the case may be. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DST shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 INDEMNIFICATION. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 DISPUTE RESOLUTION. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 CONTROLLING LAW. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5 NOTICE OF REQUESTED ORDER. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

         a. Give DSI at least two business days' prior notice of the hearing;

         b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

         c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8--GENERAL PROVISIONS

8.1 ENTIRE AGREEMENT. This Agreement, which includes the Acceptance Form and Exhibits A, B, C, D and E described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary, Exhibit C need not be signed by any party, Exhibit D need not be signed by Preferred Beneficiary or DSI and the Acceptance Form need only be signed by the parties identified therein.

8.2 NOTICES. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 SEVERABILITY. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 REGULATIONS. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

                                        DSI Technology Escrow Services, Inc.
----------------------------------
Depositor

By:                                     By:
   -------------------------------          ---------------------------------

Name:                                   Name:
      ----------------------------            -------------------------------

Title:                                  Title:
       ---------------------------             ------------------------------

Date:                                   Date:
      ----------------------------            -------------------------------

                                                                       EXHIBIT A

                            MATERIALS TO BE DEPOSITED


                       Account Number ____________________


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:








----------------------------------      -------------------------------------
Depositor                               Preferred Beneficiary


By:                                     By:
   -------------------------------          ---------------------------------

Name:                                   Name:
      ----------------------------            -------------------------------

Title:                                  Title:
       ---------------------------             ------------------------------

Date:                                   Date:
      ----------------------------            -------------------------------

                                                                       EXHIBIT B


                        DESCRIPTION OF DEPOSIT MATERIALS


Depositor Company Name
                       --------------------------------------------------------

Account Number
               ----------------------------------------------------------------

Product Name                                           Version
             -----------------------------------------         ----------------
(PRODUCT NAME WILL APPEAR AS EXHIBIT B NAME ON ACCOUNT HISTORY REPORT)

DEPOSIT MATERIAL DESCRIPTION:


Quantity      Media Type & Size          Label Description of Each Separate Item

________      Disk 3.5" or ___

________      DAT tape ___mm

________      CD-ROM

________      Data cartridge tape __

________      TK 70 or __ tape

________      Magnetic tape ___

________      Documentation

________      Other ________________



PRODUCT DESCRIPTION:
Environment
            -------------------------------------------------------------------

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.

Encryption tool name                                  Version
                     --------------------------------         -----------------

Hardware required
                  -------------------------------------------------------------

Software required
                  -------------------------------------------------------------

Other required information
                           ----------------------------------------------------

I certify for DEPOSITOR that the            DSI has inspected and accepted the
above described Deposit Materials           above materials (ANY EXCEPTIONS ARE
have been transmitted to DSI:               NOTED ABOVE):

Signature                                   Signature
          ------------------------                     -------------------------
Print Name                                  Print Name
           -----------------------                     -------------------------
Date                                        Date Accepted
     -----------------------------                        ----------------------
                                            Exhibit B#
                                                       -------------------------

Send materials to: DSI, 9265 Sky Park Court, Suite 202, San Diego, CA 92123
(858) 499-1600

                                                                       EXHIBIT C

                               DESIGNATED CONTACT

                      Master Number ______________________



Notice and communications should be             Invoices should be addressed to:
addressed to:

Company Name:
              ----------------------------      --------------------------------
Address:
         ---------------------------------      --------------------------------

         ---------------------------------      --------------------------------

         ---------------------------------      --------------------------------

Designated Contact:                             Contact:
                    ----------------------               -----------------------
Telephone:
           -------------------------------      --------------------------------
Facsimile:                                      P.O.#, IF REQUIRED:
          --------------------------------                         -------------


E-MAIL:

------------------------------------------


Verification Contact:

------------------------------------------

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, Deposit Materials and            Invoice inquiries and fee
notices to DSI should be                    remittances to DSI should be
addressed to:                               addressed to:

DSI Technology Escrow Services, Inc.        DSI Technology Escrow Services, Inc.
Contract Administration                     PO Box 45156
9265 Sky Park Court, Suite 202              San Francisco, CA 94145-0156
San Diego, CA 92123


Telephone: (858) 499-1600                   (858) 499-1636
Facsimile: (858) 694-1919                   (858) 499-1637
E-Mail:    ca@dsiescrow.com

Date:
      ----------------------------

                                                                       EXHIBIT D

                             NAME OF INITIAL ACCOUNT


                       Account Number_____________________



______________________________ ("Depositor") has entered into a Master Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI" ). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.




The initial account will be referenced by the following name:

-------------------------------------------------------------.



-------------------------------------------
Depositor

By:
   ----------------------------------------

Name:
     --------------------------------------

Title:
      -------------------------------------

Date:

                                                                       EXHIBIT E


                            ADDITIONAL ESCROW ACCOUNT
                      TO MASTER PREFERRED ESCROW AGREEMENT



                    Master Number __________________________

                  New Account Number __________________________



_________________________________ ("Depositor") has entered into a Master
Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

Depositor desires that new Deposit Materials be held in a separate account and be maintained separately from the initial account. By execution of this Exhibit E, DSI will establish a separate account for the new Deposit Materials. The new account will be referenced by the following name:_______________________________

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.





                                        DSI Technology Escrow Services, Inc.
----------------------------------
Depositor


By:                                     By:
   -------------------------------          ---------------------------------

Name:                                   Name:
      ----------------------------            -------------------------------

Title:                                  Title:
       ---------------------------             ------------------------------

Date:                                   Date:
      ----------------------------            -------------------------------

                              PREFERRED BENEFICIARY
                                 ACCEPTANCE FORM

                     Account Number ________________________

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that _________________________________ is the
Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective ___________________, 20___ with DSI as the escrow agent and _______________________________________ as the Depositor. Preferred Beneficiary
hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

ACCOUNT NAME                               ACCOUNT NUMBER
------------                               --------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------


Notices and communications to
Preferred Beneficiary should be
addressed to:                              Invoices should be addressed to:

Company Name:
             -----------------------       -------------------------------------
Address:
        ----------------------------       -------------------------------------

        ----------------------------       -------------------------------------

        ----------------------------       -------------------------------------

Designated Contact:                        Contact:
                   -----------------               -----------------------------
Telephone:
          --------------------------       -------------------------------------
Facsimile:                                 P.O.#, IF REQUIRED:
          --------------------------                           -----------------
E-Mail:


------------------------------------       -------------------------------------
Preferred Beneficiary                      Depositor

By:                                        By:
   ---------------------------------          ----------------------------------
Name:                                      Name:
     -------------------------------            --------------------------------
Title:                                     Title:
      ------------------------------             -------------------------------
Date:                                      Date:
     -------------------------------            --------------------------------


DSI TECHNOLOGY ESCROW SERVICES, INC.
------------------------------------

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------
Date:
     -------------------------------